                                                                 EXHIBIT 10.17

THIS WARRANT AND ANY COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE LAW. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND SUCH SECURITIES LAWS.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF THE SECURITIES ARE RESTRICTED BY THE TERMS OF THE SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, DATED JANUARY 7, 2000, TO WHICH THE CORPORATION IS A PARTY. THE CORPORATION WILL NOT REGISTER THE TRANSFER OF THE SECURITIES ON THE BOOKS OF THE CORPORATION UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT. THE CORPORATION WILL MAIL A COPY OF SUCH AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND OF THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS WARRANT, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

--------------------------------------------------------------------------------

WARRANT NO. 1                                                         292 SHARES

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                                   DPEC, INC.
                              (AN OHIO CORPORATION)
                       PURCHASE PRICE PER SHARE: $1,285.26
       EXPIRATION DATE: 5:00 P.M., COLUMBUS, OHIO TIME, ON JANUARY 7, 2005

         THIS CERTIFIES that, for value received, River Cities Capital Fund II Limited Partnership is the registered owner and is entitled, subject to the terms and conditions of this Warrant, until the Expiration Date, to purchase the number of shares set forth above of the Common Stock, no par value (the "Common Stock"), of DPEC, Inc., an Ohio corporation (the "Corporation"), from the Corporation at the purchase price set forth above. The number of shares of Common Stock that may be received upon the exercise of this Warrant and the price to be paid for each such share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

         Section 1. EXERCISE OF WARRANT. Subject to the provisions hereof, this Warrant may be exercised in whole or in part until the Expiration Date, by delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share of Common Stock so purchased.

         Section 2. CORPORATION'S COVENANTS AS TO COMMON STOCK. The shares of Common Stock deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Corporation shall at all times reserve and hold available a sufficient number of shares of Common Stock to satisfy all purchase rights under this Warrant.

         Section 3. METHOD OF EXERCISE. The purchase rights represented by this Warrant are exercisable at the option of the registered owner in whole at any time, or in part, from time to time, within the period above specified. In case of the exercise of this Warrant for less than all the shares of Common Stock purchasable hereunder, the Corporation shall cancel this Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock so purchasable.

         Section 4. ADJUSTMENT OF SHARES PURCHASEABLE. The number of shares of Common Stock purchasable under this Warrant and the purchase price of each such share of Common Stock are subject to adjustment from time to time as specified in this Warrant.

         Section 5. LIMITED RIGHTS OF OWNER. This Warrant does not entitle the owner to any voting rights or other rights as a shareholder of the Corporation or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

         Section 6. EXCHANGE FOR OTHER DENOMINATIONS. This Warrant is exchangeable, on its surrender by the registered owner to the Corporation, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

         Section 7. TRANSFER. Except as otherwise above provided, this Warrant is transferable only on the books of the Corporation by the registered owner in person or by attorney, on surrender of this Warrant, properly endorsed. However, because this Warrant has not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, this Warrant may not be sold or transferred in the absence of an effective registration of this Warrant under such Act and all other applicable securities laws or an opinion of counsel acceptable to the Corporation that such sale or transfer is not required under applicable securities laws. Any Common Stock purchased upon exercise of this Warrant shall also be subject to the same restrictions on transfer and will contain a transfer legend substantially similar to the one found on the face of this Warrant.

         Section 8. RECOGNITION OF REGISTERED OWNER. Prior to due presentment for registration of transfer of this Warrant, the Corporation may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

         Section 9. EFFECT OF STOCK SPLIT, ETC. If the Corporation, by stock dividend, split, reverse split, reclassification of shares or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, then: (a) the number and class of shares so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and (b) the Warrant purchase price in effect, and the number of shares purchasable under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant purchase price or the number of shares purchasable under this or any other Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable as were expressed in this Warrant when initially issued.

         Section 10. EFFECT OF MERGER, ETC. If the Corporation consolidates with or merges into another corporation, the registered owner shall thereafter be entitled on exercise to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled in the consolidation or merger. In any such case, appropriate adjustment will be made in the application of the provisions of this Warrant to assure that the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Corporation shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Corporation) assumes the obligations of this
Section 10 by written instrument executed and mailed to the registered owner at the address of the owner on the books of the Corporation.

         Section 11. NOTICE OF ADJUSTMENT. On the happening of an event requiring an adjustment of the Warrant purchase price or the shares purchasable hereunder, the Corporation shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The board of directors of the Corporation, acting in good faith, shall determine the calculation.

         Section 12. NOTICE AND EFFECT OF DISSOLUTION, ETC. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation (other than in connection with a consolidation or merger covered by Section 10 above) is at any time proposed, the Corporation shall give at least 10 days' written notice to the registered owner prior to the record date as of which holders of Common Stock will be entitled to receive distributions as a result of the proposed transaction. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description of distributions to be made to holders of Common Stock as a result of the transaction; and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

         Section 13. METHOD OF GIVING NOTICE; EXTENT REQUIRED. Notices shall be given by first class mail, postage prepaid, addressed to the registered owner at the address of the owner appearing in the records of the Corporation. No notice to Warrant holders is required except as specified in Sections 11 and 12.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officers as of this 7th day of January, 2000.

                                         DPEC, INC.



                                         By:     /s/ Carol A. Clark
                                            ------------------------------------
                                                  Carol A. Clark, President



                                         By:    /s/ Gary W. Qualmann
                                            ------------------------------------
                                                  Gary W. Qualmann, Secretary

                                  TRANSFER FORM

For value received, the undersigned hereby sells, assigns, and transfers to

Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------
this Warrant and irrevocably appoints _____________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Corporation.

Date:
     -------------------------

In the presence of                           -----------------------------------
                                             (Please sign exactly as name
------------------------------                appears on Warrant)

                                             Address
                                                    ----------------------------

                                             -----------------------------------


                                             Taxpayer ID No.
                                                            --------------------

                                             Signature guaranteed by

                                             -----------------------------------

                                  EXERCISE FORM

                  The undersigned hereby: (1) irrevocably exercises and subscribes for ________ shares of Common Stock of DPEC, Inc. pursuant to this Warrant, and encloses payment of $_________ therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, requests that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.

Date:
     ----------------------------

                                          --------------------------------------
                                          (Please sign exactly as name appears
                                           on Warrant)

                                          Address:
                                                  ------------------------------

                                          --------------------------------------


                                          Taxpayer ID No.
                                                         -----------------------